UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 2, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


        001-10382                                       23-2131580
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  (Commission File Number)                 (IRS Employer Identification Number)


             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)


                                 (610) 666-7500
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01         Entry into a Material Definitive Agreement

On June 2, 2005, Valley Forge Scientific Corp. ("Valley Forge"), Synergetics Acquisition Corporation, a wholly-owned subsidiary of Valley Forge, and Synergetics, Inc. entered into Amendment No. 1 to the Agreement and Plan of Merger, which was originally entered into on May 2, 2005 ("Amendment No. 1"). Under Amendment No. 1 the parties amended the definition of "Requisite Valley Forge Stockholder Approval." A copy of Amendment No. 1 is set forth in Exhibit 2.1.

Item 9.01         Financial Statements and Exhibits

(c)     Exhibits

Exhibit Number    Description
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2.1               Amendment No.1 to the Agreement and Plan of Merger dated June
                  2, 2005 between Valley Forge Scientific Corp. and Synergetics
                  Acquisition Corporation and Synergetics, Inc.

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

                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 3, 2005

                                        VALLEY FORGE SCIENTIFIC CORP


                                        By: /s/ JERRY L. MALIS
                                            ---------------------------------
                                            Jerry L. Malis, President and
                                            Chief Executive Officer

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